SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - June 25, 2002
                         -------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
      -------------------------------------------------------------------
      (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2002, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2002-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-53404                   52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AV-1, M-1, M-2 and B Certificateholders with respect to the June 25, 2002 Distribution Date.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     The quarterly financial statements for the period ended March 31, 2002 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on May 13, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  June 26, 2002

                                                                         ANNEX A

                                                                     Page 1 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                        Statement to Certificateholders
                                 June 25, 2002
--------------------------------------------------------------------------------


                            DISTRIBUTION IN DOLLARS

------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AF1      75,000,000.00   63,725,622.27   2,061,710.59    100,615.68      2,162,326.27   0.00     0.00    61,663,911.68
AF2      47,655,000.00   47,655,000.00           0.00    219,332.14        219,332.14   0.00     0.00    47,655,000.00
AV1      98,145,000.00   93,635,739.69   3,902,157.57    156,579.76      4,058,737.33   0.00     0.00    89,733,582.12
M1       18,600,000.00   18,600,000.00           0.00     97,371.00         97,371.00   0.00     0.00    18,600,000.00
M2       14,000,000.00   14,000,000.00           0.00     78,505.00         78,505.00   0.00     0.00    14,000,000.00
B        12,620,000.00   12,620,000.00           0.00     73,890.10         73,890.10   0.00     0.00    12,620,000.00
R                 0.00            0.00           0.00          0.00              0.00   0.00     0.00             0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS  266,020,000.00  250,236,361.96   5,963,868.16    726,293.68      6,690,161.84   0.00     0.00   244,272,493.80
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X       266,024,014.84  253,670,635.53           0.00         13.15             13.15   0.00     0.00   248,823,117.40
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294754AP1       849.67496360    27.48947453     1.34154240     28.83101693      822.18548907    AF1     2.030000 %
AF2     294754AQ9     1,000.00000000     0.00000000     4.60250005      4.60250005    1,000.00000000    AF2     5.523000 %
AV1     294754AR7       954.05511936    39.75910714     1.59539212     41.35449926      914.29601223    AV1     2.150000 %
M1      294754AS5     1,000.00000000     0.00000000     5.23500000      5.23500000    1,000.00000000    M1      6.282000 %
M2      294754AT3     1,000.00000000     0.00000000     5.60750000      5.60750000    1,000.00000000    M2      6.729000 %
B       294754AU0     1,000.00000000     0.00000000     5.85500000      5.85500000    1,000.00000000    B       7.026000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  940.66747598    22.41887136     2.73022209     25.14909345      918.24860462
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X       N/A             953.56291680     0.00000000     0.00004943      0.00004943      935.34080955    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                             450 West 33 st, 14 fl.
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
--------------------------------------------------------------------------------

[JPMORGAN
 LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           135,897.73
                                Group I Curtailments                   27,023.52
                                Group I Prepayments                 1,512,866.88
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal           54,130.86
                                Group II Curtailments                   3,911.30
                                Group II Prepayments                3,113,687.84
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 1,116,350.03

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          100,615.68
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          219,332.14
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AV-1          156,579.76
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1            97,371.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2            78,505.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B              73,890.10
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    159,060,266.98
                                Group I Ending Pool Balance       157,384,478.85
                                Group II Beginning Pool Balance    94,610,368.55
                                Group II Ending Pool Balance       91,438,638.55
                                Total Beginning Pool Balance      253,670,635.53
                                Total Ending Pool Balance         248,823,117.40

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  66,275.11
                                Group II Servicing Fee                 39,420.99

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances
                                 Included in Current Distribution           0.00
                                Group I Recouped Advances Included
                                  in Current Distribution               9,777.79
                                Group I Aggregate Amount of Advances
                                  Outstanding                         116,040.42
                                Group II Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II Recouped Advances Included
                                  in Current Distribution              22,932.15
                                Group II Aggregate Amount of Advances
                                  Outstanding                         102,588.94

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days       258           24,227,280.70           15.39 %
                 31-60 days        28            2,315,801.04            1.47 %
                 61-90 days         6              605,368.24            0.38 %
                   91+days          4              525,312.74            0.33 %
                   Total          296           27,673,762.72           17.57 %
                 ---------------------------------------------------------------


                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days         90          8,965,882.12            9.81 %
                 31-60 days         12          1,809,577.28            1.98 %
                 61-90 days          4            433,327.90            0.47 %
                  91+days            3            404,708.30            0.44 %
                   Total           109         11,613,495.60           12.70 %
                 ---------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  6             352,912.16         0.22 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  0              0.00               0.00 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three
                          Largest Loans

                                Group I Three Largest Loans         1,371,312.18
                                Group II Three Largest Loans        1,327,306.42

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03(a)(xv),(xxi)  Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xvi)      Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xvii)     Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      9.31
                                Group II Weighted Average Mortgage Rate     9.25

Sec. 4.03 (a)(xviii)    Weighted Average Remaining Term of Outstanding
                          Loans

                                Group I Weighted Average Remaining Term   245.00
                                Group II Weighted Average Remaining Term  352.00

Sec. 4.03 (a)(xix),     Overcollateralization Amounts
(xx),(xxii)
                                Overcollateralization Amount        4,550,623.60
                                Overcollateralization Target Amount 9,044,816.50
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                            4,494,192.90

Sec. 4.03 (a)(xxiii)    Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %

Sec. 4.03 (a)(xxiv)     60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.93 %

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.